                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                FORM 8-K/A NO. 2
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      April 28, 2003
                                                --------------------------------


                    Pennsylvania Real Estate Investment Trust
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                        1-6300                   23-6216339
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania  19102
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

EXPLANATORY NOTE: This Current Report on Form 8-K/A No. 2 is filed to correct a mathematical error in the Form 8-K/A dated April 28, 2003 and filed with the SEC on June 20, 2003 relating to the acquisition of certain malls from The Rouse Company. The mathematical error involved the presentation of amortization of debt premium as one of the pro forma adjustments to interest expense. For the year ended December 31, 2002 and the three months ended March 31, 2003, the amortization of debt premium pro forma adjustment to interest expense was negative $4.236 million and negative $1.063 million, respectively, instead of $4.236 million and $1.063 million, respectively. As a result of the mathematical error, pro forma interest expense was overstated by $8.472 million in the Pro Forma Combining Statement of Income For the Twelve Months Ended December 31, 2002 and by $2.126 million in the Pro Forma Combining Statement of Income For the Three Months Ended March 31, 2003. As a further result, minority interest in PREIT's operating partnership was understated by $0.939 million in the Pro Forma Combining Statement of Income For the Twelve Months Ended December 31, 2002 and was understated by $0.223 million in the Pro Forma Combining Statement of Income For the Three Months Ended March 31, 2003. As a net result of the overstatement of interest expense and the understatement of minority interest, pro forma income from continuing operations was understated by $7.533 million in the Pro Forma Combining Statement of Income For the Twelve Months Ended December 31, 2002 and by $1.903 million in the Pro Forma Combining Statement of Income For the Three Months Ended March 31, 2003.

         PREIT recorded the debt premium because the interest rates of two of the mortgages that PREIT assumed in connection with the acquisition from The Rouse Company were above market. In these circumstances, generally accepted accounting principles require PREIT to record a debt premium that is amortized over the remaining term of the mortgage in order to reduce the interest expense on the above-market rate debt to a market rate. For purposes of the pro forma presentation, the amortization of this debt premium reduced the amount of the pro forma adjustment for interest expense related to the properties acquired from The Rouse Company.

         Accordingly, this Current Report on Form 8-K/A No. 2 amends in its entirety Item 7 of the Current Report on Form 8-K/A dated April 28, 2003 and filed with the SEC on June 20, 2003.

         The information contained in this Current Report on Form 8-K/A No. 2 has not been updated to reflect any developments since the filing of the Current Report on Form 8-K/A dated April 28, 2003 and filed with the SEC on June 20, 2003. In particular, the financial information in this Form 8-K/A No. 2 does not reflect the re-issuance of our 2002 year end financial information in a Form 8-K dated June 27, 2003 and filed on August 12, 2003 to reflect properties sold and/or classified as held for sale as discontinued operations in the statements of income for all periods presented in accordance with the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

         (a) Financial Statements of Businesses Acquired:

             The following financial statements are attached hereto:

             (i) Combined Statements of Revenues and Certain Expenses of Subject Properties - First Close for the year ended December 31, 2002 and for the three-month period ended March 31, 2003 (unaudited)

             (ii) Combined Statements of Revenues and Certain Expenses of Subject Properties - Second Close for the year ended December 31, 2002 and for the three-month period ended March 31, 2003 (unaudited)

             (iii) Statements of Revenues and Certain Expenses of Cherry Hill Mall for the years ended December 31, 2002, 2001 and 2000 and for the three-month period ended March 31, 2003 (unaudited).


         Material factors considered in assessing the acquisition of the malls described in this report include but were not limited to the opportunity to strengthen PREIT's retail presence in the metropolitan Philadelphia area, the opportunity for increased operational efficiencies, greater competitive advantages and cross-selling opportunities from strengthening PREIT's existing retail portfolio, historical and prospective financial performance of the malls, local and regional demographics, competition, sources of revenues and expenses of the properties, the nature of the tenants and terms of leases in place, opportunities for alternative and new tenancies, historical and expected cash flows, occupancy rates, current operating costs on the properties and anticipated changes therein under PREIT's ownership, the physical condition and location of the properties and the anticipated effect on PREIT's financial results. After reasonable inquiry, PREIT is not aware of any material factors relating to the mall properties, other than those described in the foregoing discussion, that would cause the financial information reported in Item 7(a) hereof not to be necessarily indicative of future operating results.

         (b) Pro Forma Financial Information:

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
                UNAUDITED PRO FORMA COMBINING BALANCE SHEET AND
                         COMBINING STATEMENTS OF INCOME

         This unaudited pro forma information should be read in conjunction with the historical financial statements and notes of PREIT included in its annual report on Form 10-K for the year ended December 31, 2002 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2003.

         The following unaudited pro forma information sets forth the pro forma combining balance sheet of PREIT as of March 31, 2003 and the pro forma combining statements of income for the year ended December 31, 2002 and the three months ended March 31, 2003 to give effect to the acquisition of five malls and the investment in New Castle Associates and other financing events as described in Item 2.

         The following unaudited pro forma combining balance sheet presents information as if the acquisition of the malls had taken place on March 31, 2003. The following unaudited pro forma statements of income for the year ended December 31, 2002 and for the three months ended March 31, 2003 present combined financial information as if the acquisition of the malls had taken place on January 1, 2002 and January 1, 2003, respectively.

         The pro forma combining financial information is unaudited and prepared for informational purposes only and is not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the malls been consummated as of the dates noted in the prior paragraph.

                                              Pennsylvania Real Estate Investment Trust
                                                  Pro Forma Combining Balance Sheet
                                                        As of March 31, 2003

                                                             (Unaudited)
                                              (In thousands, except per share amounts)


                                                                                                                         Company
                                                     Company        First Close      New Castle      Second Close       Pro Forma
                                                    Historical     Acquisition (A)  Acquisition (A)  Acquisition (A)   As Adjusted
                                                   -------------   --------------- ----------------  ---------------   ------------
Assets:
Investments in real estate, at cost:
Retail properties                                   $ 426,428        $ 267,778       $ 203,978        $  77,866         $  976,050
Construction in progress                               19,232               --              --               --             19,232
Industrial properties                                   2,504               --              --               --              2,504
                                                    ---------        ---------       ---------        ---------         ----------
Total investments in real estate                      448,164          267,778         203,978           77,866            997,786
Less accumulated  depreciation                        (44,036)              --              --               --            (44,036)
                                                    ---------        ---------       ---------        ---------         ----------
                                                      404,128          267,778         203,978           77,866            953,750

Investments in and advances to partnerships
   and joint ventures, at equity                       25,556               --              --               --             25,556
                                                    ---------        ---------       ---------        ---------         ----------
                                                      429,684          267,778         203,978           77,866            979,306
Other assets:
Assets held for sale                                  205,021               --              --               --            205,021
Cash and cash equivalents                               8,115             (717)           (542)              --              6,856
Rents and sundry receivables (net of
   allowance for doubtful accounts
   of $1,084)                                           9,829              472             400              101             10,802
Deferred costs and other assets, net                   46,598            7,404           5,140            4,738             63,880
                                                    ---------        ---------       ---------        ---------         ----------
                                                    $ 699,247        $ 274,937       $ 208,976        $  82,705         $1,265,865
                                                    =========        =========       =========        =========         ==========


Liabilities:
Mortgage notes payable                              $ 126,193        $ 146,189       $ 140,974        $      --         $  413,356
Bank loans payable                                    146,900          123,507          28,853           80,437            379,697
Liabilities related to assets held for sale           190,679               --              --               --            190,679
Tenants' deposits and deferred rents                    1,633            1,165           1,453              666              4,917
Accrued expenses and other liabilities                 16,172            4,076           2,708            1,602             24,558
                                                    ---------        ---------       ---------        ---------         ----------
Total liabilities                                     481,577          274,937         173,988           82,705          1,013,207
                                                    ---------        ---------       ---------        ---------         ----------
Minority interest                                      32,236               --          34,988   (B)         --             67,224
                                                    ---------        ---------       ---------        ---------         ----------

Shareholders' equity:
Shares of beneficial interest, $1 par; 100,000
   authorized; issued and outstanding 16,754 shares    16,754               --              --               --             16,754
Capital contributed in excess of par                  218,158               --              --               --            218,158
Deferred compensation                                  (3,579)              --              --               --             (3,579)
Accumulated other comprehensive loss                   (3,845)              --              --               --             (3,845)
Distributions in excess of net income                 (42,054)              --              --               --            (42,054)
                                                    ---------        ---------       ---------        ---------         ----------
Total shareholders' equity                            185,434               --              --               --            185,434
                                                    ---------        ---------       ---------        ---------         ----------
                                                    $ 699,247        $ 274,937       $ 208,976        $  82,705         $1,265,865
                                                    =========        =========       =========        =========         ==========


                    The accompanying notes are an integral part of the pro forma combining financial statements.

                                                                 -4-

                                              Pennsylvania Real Estate Investment Trust
                                               Pro Forma Combining Statement of Income
                                            For the Twelve Months Ended December 31, 2002

                                                             (Unaudited)
                                              (In thousands, except per share amounts)



                                                                                                                        Company
                                               Company    First Close     New Castle    Second Close   Pro Forma       Pro Forma
                                              Historical  Acquisition(A) Acquisition(A) Acquisition(A) Adjustments    As Adjusted
                                              ----------  -----------    -------------  -------------  -----------    ------------
Revenues:
Real estate revenues
  Base rent                                    $  94,636    $  27,328    $  18,169      $  16,063      $   2,355  (B)    $ 158,551
  Expense reimbursements                          13,068       14,297       11,011         11,828             --            50,204
  Percentage rent                                  1,948          934          355            294             --             3,531
  Lease termination revenue                        1,034        1,886           10            742             --             3,672
  Other real estate revenues                       3,913          710          461            708             --             5,792
                                               ---------    ---------    ---------      ---------      ---------         ---------
Total real estate revenues                       114,599       45,155       30,006         29,635          2,355           221,750
Management company revenue                        11,003           --           --             --            282  (C)       11,285
Interest and other income                            711           --           --             --             --               711
                                               ---------    ---------    ---------      ---------      ---------         ---------
Total revenues                                   126,313       45,155       30,006         29,635          2,637           233,746
                                               ---------    ---------    ---------      ---------      ---------         ---------

Expenses:
Property operating expenses                       37,548       17,206       11,344         16,116          1,575  (C)       83,789
Depreciation and amortization                     21,411           --           --             --         12,826  (D)       34,237
General and administrative expenses:
  Corporate payroll and benefits                  14,138           --           --             --             --            14,138
  Other general and administrative expenses       10,609           --           --             --             --            10,609
                                               ---------    ---------    ---------      ---------      ---------         ---------
Total general and administrative expenses         24,747           --           --             --             --            24,747
Interest expense                                  28,000           --           --             --         26,503  (E)       54,503
                                               ---------    ---------    ---------      ---------      ---------         ---------
Total expenses                                   111,706       17,206       11,344         16,116         40,904           197,276
                                               ----------  -----------  -----------   ------------    -----------      -----------

                                                  14,607       27,949       18,662         13,519        (38,267)           36,470
Equity in income of partnerships and joint
  ventures                                         7,449           --           --             --             --             7,449
                                               ---------    ---------    ---------      ---------      ---------         ---------
Income before minority interest                   22,056       27,949       18,662         13,519        (38,267)           43,919
Minority interest in operating partnership        (2,194)          --           --             --         (4,512) (F)       (6,706)
                                               ---------    ---------    ---------      ---------      ---------         ---------
Income from continuing operations              $  19,862    $  27,949    $  18,662      $  13,519      $ (42,779)        $  37,213
                                               =========    =========    =========      =========      =========         =========

Basic income from continuing operations
  per share                                    $    1.23                                                                 $    2.30
                                               =========                                                                 =========
Diluted income from continuing operations
  per share                                    $    1.21                                                                      2.27
                                               =========                                                                 =========
Weighted average number of shares outstanding:
  Basic                                           16,162                                                                    16,162
                                               =========                                                                 =========
  Diluted                                         16,388                                                                    16,388
                                               =========                                                                 =========

                    The accompanying notes are an integral part of the pro forma combining financial statements.

                                                                 -5-

                                              Pennsylvania Real Estate Investment Trust
                                               Pro Forma Combining Statement of Income
                                              For the Three Months Ended March 31, 2003

                                                             (Unaudited)
                                              (In thousands, except per share amounts)


                                                                                                                         Company
                                               Company    First Close    New Castle      Second Close   Pro Forma       Pro Forma
                                              Historical  Acquisition(A) Acquisition(A)  Acquisition(A) Adjustments     As Adjusted
                                              ----------  -------------  --------------  -------------- -----------    -------------
Revenues:
Real estate revenues
  Base rent                                     $ 11,924    $   6,703     $   4,573      $   3,793      $    173   (B)    $  27,166
  Expense reimbursements                           3,902        3,910         3,089          3,114            --             14,015
  Percentage rent                                    273          215           203             79            --                770
  Lease termination revenue                          259           84            --            --             --                343
  Other real estate revenues                         334          235           219            134            --                922
                                                --------     --------     ---------      ---------      --------          ---------
Total real estate revenue                         16,692       11,147         8,084          7,120      $    173             43,216
Management company revenue                         2,181           --            --             --            76   (C)        2,257
Interest and other income                            142           --            --             --            --                142
                                                --------     --------     ---------      ---------      --------          ---------
Total revenues                                    19,015       11,147         8,084          7,120           249             45,615
                                                --------     --------     ---------      ---------      --------          ---------

Expenses:
Property operating expenses                        4,899        4,762         3,163          4,353           424   (C)       17,601
Depreciation and amortization                      3,513           --            --             --         3,207   (D)        6,720
General and administrative expenses:
  Corporate payroll and benefits                   3,636           --            --             --            --              3,636
  Other general and administrative
    expenses                                       2,690           --            --             --            --              2,690
                                                --------     --------     ---------      ---------      --------          ---------
Total general and administrative expenses          6,326           --            --             --            --              6,326
Interest expense                                   4,046           --            --             --         7,010   (E)       11,056
                                                --------     --------     ---------      ---------      --------          ---------
Total expenses                                    18,784        4,762         3,163          4,353        10,641             41,703
                                                --------     --------     ---------      ---------      --------          ---------

                                                     231        6,385         4,921          2,767       (10,392)             3,912

Equity in income of partnerships and
  joint ventures                                   1,593           --            --             --            --              1,593
Gains on sales of interests in real
  estate                                           1,191           --            --             --            --              1,191
                                                --------     --------     ---------      ---------      --------          ---------
Income before minority interest                    3,015        6,385         4,921          2,767       (10,392)             6,696
Minority interest in operating
  partnership                                       (287)          --            --             --          (815)  (F)       (1,102)
                                                --------     --------     ---------      ---------      --------          ---------
Income from continuing operations               $  2,728     $  6,385     $   4,921      $   2,767      $(11,207)         $   5,594
                                                ========     ========     =========      =========      ========          =========

Basic income from continuing operations
  per share                                     $   0.16                                                                  $    0.34
                                                ========                                                                  =========
Diluted income from continuing
  operations per share                          $   0.16                                                                  $    0.33
                                                ========                                                                  =========
Weighted average number of shares outstanding:
  Basic                                           16,545                                                                     16,545
                                                ========                                                                  =========
  Diluted                                         16,818                                                                     16,818
                                                ========                                                                  =========



                    The accompanying notes are an integral part of the pro forma combining financial statements.

                                                                -6-

                    Pennsylvania Real Estate Investment Trust
                      Notes to Management's Assumptions to
               Unaudited Pro Forma Combining Financial Information

1.  Basis of Presentation

         Pennsylvania Real Estate Investment Trust, (collectively with its subsidiaries, the "Company") is a fully integrated, self-administered and self-managed real estate investment trust that acquires, develops, redevelops and operates retail, multifamily and industrial properties. The Company's interest in its properties is held through PREIT Associates, L.P.

2.  Adjustments to Pro Forma Combining Balance Sheet

         (A) To record the acquisition of Moorestown Mall, The Gallery at Market East and Exton Square Mall (collectively, the "First Close Properties"), the Company's interest in New Castle Associates ("New Castle") and the acquisition of Echelon Mall and Plymouth Meeting Mall (collectively, the "Second Close Properties") based upon preliminary estimates of the fair value of the assets acquired as follows:

         First Close Properties
         Land                                                                     $    53,556
         Building                                                                     214,222
                                                                                  -----------
         Investment in real estate                                                $   267,778
                                                                                  ===========

         Accounts receivable                                                      $       472

         Lease origination value                                                  $     3,815
         Acquired above market value leases                                             2,433
         Escrows and other credits received at settlement                               1,156
                                                                                  -----------
         Deferred costs, prepaid real estate taxes and expenses, net              $     7,404
                                                                                  ===========

         Mortgages assumed                                                        $  (142,496)
         Debt premium                                                                  (3,693)
                                                                                  -----------
         Mortgage notes payable                                                   $  (146,189)
                                                                                  ===========

         Bank loan borrowing                                                      $  (123,507)

         Tenant's deposits and deferred rents                                     $    (1,165)

         Accounts payable and accrued expenses                                    $    (1,788)
         Acquired below market value leases                                            (2,288)
                                                                                  -----------
         Accrued expenses and other liabilities                                   $    (4,076)
                                                                                  ===========

         Cash payment                                                             $      (717)


         New Castle
         Land                                                                   $      40,795
         Building                                                                     163,183
                                                                                -------------
         Investment in real estate                                              $     203,978
                                                                                =============

         Accounts receivable                                                      $       400

         Lease origination value                                                  $     1,613
         Acquired above market value leases                                             1,500
         Cherry Hill intangible asset                                                   1,170
         Escrows and other credits received at settlement                                 857
                                                                                  -----------
         Deferred costs, prepaid real estate and expenses, net                    $     5,140
                                                                                  ===========

         Mortgages assumed                                                        $  (134,092)
         Debt premium                                                                  (6,882)
                                                                                  -----------
         Mortgage notes payable                                                   $  (140,974)
                                                                                  ===========

         Minority interest (see note (B))                                         $   (34,988)

         Bank loan borrowing                                                      $   (28,853)

         Tenant's deposits and deferred rents                                     $    (1,453)

         Acquired below market value leases                                       $    (1,218)
         Liabilities assumed                                                           (1,490)
                                                                                  -----------
         Accrued expenses and other liabilities                                   $    (2,708)
                                                                                  ===========

         Cash payment                                                             $      (542)

         Second Close Properties
         Land                                                                     $    15,573
         Building                                                                      62,293
                                                                                  -----------
         Investment in real estate                                                $    77,866
                                                                                  ===========

         Accounts receivable                                                      $       101

         Lease origination value                                                  $     2,103
         Acquired above market value leases                                             1,843
         Escrows and other credits received at settlement                                 792
                                                                                  -----------
         Deferred costs, prepaid real estate taxes and expenses, net              $     4,738
                                                                                  ===========

         Bank loan borrowing                                                      $   (80,437)

         Tenants' deposits and deferred rents                                     $      (666)

         Acquired below market value leases                                       $      (863)
         Liabilities assumed                                                             (739)
                                                                                  -----------
         Accrued expenses and other liabilities                                   $    (1,602)
                                                                                  ===========

(B) To record (i) the issuance of 585,422 OP units at a price of $29.285 per OP Unit in connection with the Company's acquisition of its interest in New Castle Associates, and (ii) the value of the additional consideration that is expected to be paid in the future for the remaining minority interest in New Castle Associates.

3. Adjustments to Pro Forma Combining Statements of Income.

(A) To record the revenue and certain expenses associated with the operations of the First Close Properties, New Castle Associates and the Second Close Properties.

(B) To adjust straight-line rent and record amortization of market value of acquired leases over the remaining terms of the leases.

(C) To (i) record management fees for Cherry Hill Mall and (ii) remove historical management fees and leasing commissions totaling $1,293,000 for the year ended December 31, 2002 and $348,000 for the three months ended March 31, 2003 related to Christiana Mall, which the Company will no longer manage as a result of this transaction. The management agreement for Cherry Hill Mall provides for a management fee equal to 5.25% of revenues. Property operating expenses are impacted only by the management fees to be received on Cherry Hill Mall because Christiana Mall's operating expenses were not consolidated by the Company as it had no ownership interest in that property.

(D) To record depreciation expense and amortization of acquired lease costs based on a real estate depreciable base of $439.7 million and an estimated useful life of 40 years.

(E) To record additional interest expense as follows:

                                                                Year Ended December      Three Months Ended
                                                                      31, 2002             March 31, 2003
                                                                -------------------      -------------------
    Mortgage borrowings (1)
         Moorestown Mall $42.0 million at 4.25%                    $    1,785               $      446
         Exton Square Mall $100.5 million at 6.95%                      6,947                    1,737
         Cherry Hill Mall $73.7 million at 10.6%                        7,447                    1,862
         Cherry Hill Mall $60.4 million at 5.0%                         3,000                      750
                                                                   ----------               ----------
         Total mortgage expense                                        19,179                    4,795
    Bank borrowing of $232.8 million at 4.30%                          10,010                    2,503
    Amortization of debt premium                                       (4,236)                  (1,063)
    Amortization of deferred financing costs
         related to the borrowings noted above                          1,550                      775
                                                                   ----------               ----------
                                                                   $   26,503               $    7,010
                                                                   ==========               ==========

         (1) Mortgage balances are as of the settlement date. The balances amortize over varying periods.

(F) To record (i) additional minority interest resulting from the issuance of OP Units to the New Castle Associates partners which caused an increase in the minority interest percentage to 12.8% and 12.4% for the year ended December 31, 2002 and the three months ended March 31, 2003, respectively, (ii) the minority interest impact of the acquired properties and the pro forma adjustments, resulting in additional minority interest expense, and (iii) the preferred distribution the partners of New Castle (other than PREIT) are entitled to.

         (c)      Exhibits:

                  2.1 Agreement of Purchase and Sale among The Rouse Company of Nevada, LLC, The Rouse Company of New Jersey, LLC and PR Cherry Hill Limited Partnership, dated as of March 7, 2003, filed as Exhibit 2.1 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.2 Agreement of Purchase and Sale among Echelon Mall Joint Venture, Echelon Acquisition, LLC and PR Echelon Limited Partnership, dated as of March 7, 2003, filed as Exhibit 2.2 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.3 Agreement of Purchase and Sale between Gallery at Market East, LLC and PR Gallery I Limited Partnership, dated as of March 7, 2003, filed as
                           Exhibit 2.3 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.4 Agreement of Purchase and Sale among The Rouse Company of Nevada, LLC, The Rouse Company of New Jersey, LLC and PR Moorestown Limited Partnership, dated as of March 7, 2003, filed as Exhibit 2.4 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.5 Agreement of Purchase and Sale between Plymouth Meeting Property, LLC and PR Plymouth Meeting Limited Partnership, dated as of March 7, 2003, filed as
                           Exhibit 2.5 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.6 Agreement of Purchase and Sale between The Rouse Company, L.P. and PR Exton Limited Partnership, dated as of March 7, 2003, filed as Exhibit 2.6 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.7 First Amendment to Agreement of Purchase and Sale Plymouth Meeting Mall, dated as of April 28, 2003, by and between Plymouth Meeting Property, LLC and PR Plymouth Meeting Limited Partnership, filed as
                           Exhibit 2.7 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  2.8 First Amendment to Agreement of Purchase and Sale Echelon Mall, dated as of April 28, 2003, by and between Echelon Mall Joint Venture, Echelon Acquisition, LLC and PR Echelon Limited Partnership, filed as Exhibit 2.8 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  2.9+ Contribution Agreement, dated as of April 22, 2003, among Pennsylvania Real Estate Investment Trust, PREIT Associates, L.P. and the persons and entities named therein and the joinder to the contribution agreement, filed as Exhibit 2.9 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  2.10+ Call and Put Option Agreement, dated as of April 28, 2003, among PREIT Associates, L.P., PR New Castle LLC, Pan American Associates and Ivyridge Investment Corp, filed as Exhibit 2.10 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.1 Agreement of Purchase and Sale between New Castle Associates and Christiana Mall, LLC, dated as of March 7, 2003, filed as Exhibit 10.72 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  10.2 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Cherry Hill
                           Mall), filed as Exhibit 10.2 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.3 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of Gallery at Market East, LLC and its affiliates, including The Rouse Company, L.P. (relating to The Gallery at Market
                           East), filed as Exhibit 10.3 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.4 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Moorestown
                           Mall), filed as Exhibit 10.4 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.5 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Exton Square
                           Mall), filed as Exhibit 10.5 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.6 Security Agreement, dated as of April 28, 2003, by Pan American Associates and Ivyridge Investment Corp. in favor of PREIT Associates, L.P, filed as Exhibit
                           10.6 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.7 Amended and Restated Agreement of Limited Partnership of New Castle Associates, dated as of April 28, 2003, among PR New Castle LLC, as general partner, and PREIT Associates, L.P., Pan American Associates and Ivyridge Investment Corp., as limited partners, filed as Exhibit 10.7 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.8 Registration Rights Agreement, dated as of April 28, 2003, between Pennsylvania Real Estate Investment Trust and Pan American Associates, filed as Exhibit
                           10.8 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.9 Registration Rights Agreement, dated as of April 28, 2003, among Pennsylvania Real Estate Investment Trust, The Albert H. Marta Revocable Inter Vivos Trust, Marta Holdings I, L.P. and Ivyridge Investment Corp, filed as Exhibit 10.9 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.10 Termination of Management and Leasing Agreement, dated as of April 28, 2003, between New Castle Associates and PREIT-RUBIN, Inc, filed as Exhibit
                           10.10 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.11 Leasing and Management Agreement, dated as of April 28, 2003, between New Castle Associates and PREIT-RUBIN, Inc, filed as Exhibit 10.11 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.12+ Credit Agreement dated as of April 23, 2003 by and among PREIT Associates, L.P., Pennsylvania Real Estate Investment Trust and Wells Fargo Bank, National Association, as agent, filed as Exhibit
                           10.12 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.13+ Revolving Note, dated April 23, 2003, in the principal amount of $25,000,000 issued by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association, filed as Exhibit 10.13 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.14+ Term Note, dated April 23, 2003, in the principal amount of $175,000,000 issued by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association, filed as Exhibit 10.14 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.15+ Guaranty Agreement, dated as of April 23, 2003, by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association, filed as Exhibit 10.15 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.16+ Second Amendment to that certain Credit Agreement dated as of December 28, 2000 as further amended as of April 23, 2003, by Pennsylvania Real Estate Investment Trust, each of the Guarantors thereto and Wells Fargo Bank, National Association, as agent, filed as Exhibit 10.16 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.17 Letter agreement between Lehman Brothers Bank, FSB and Moorestown Mall LLC dated June 3, 2003 filed as
                           Exhibit 10.17 PREIT's Current Report on Form 8-K/A dated April 28, 2003 and filed June 20, 2003 is incorporated herein by reference.

                  10.18 Promissory Note, dated June 3, 2003, in the principal amount of $64,250,000 issued by Moorestown Mall LLC in favor of Lehman Brothers Bank, FSB filed as
                           Exhibit 10.18 to PREIT's Current Report on Form 8-K/A dated April 28, 2003 and filed June 20, 2003 is incorporated herein by reference.

                  10.19 Promissory Note, dated May 30, 2003, in the principal amount of $70,000,000 issued by PR North Dartmouth LLC in favor of Lehman Brothers Holdings, Inc. filed as Exhibit 10.19 to PREIT's Current Report on Form 8-K/A dated April 28, 2003 and filed June 20, 2003 is incorporated herein by reference.

                  23*      Consent of KPMG LLP.

                  *Filed herewith.

                  + Pursuant to Item 601(b)(2) of Regulation S-K, certain
                    exhibits and schedules have been omitted, copies of which will be furnished to the SEC upon request.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date:    September 26, 2003         By: Jonathan B. Weller
                                        ----------------------------------------
                                        Jonathan B. Weller
                                        President and Chief Operating Officer

                                  Exhibit Index
                                  -------------

                 Number    Description
                 ------    -----------

                  2.1 Agreement of Purchase and Sale among The Rouse Company of Nevada, LLC, The Rouse Company of New Jersey, LLC and PR Cherry Hill Limited Partnership, dated as of March 7, 2003, filed as Exhibit 2.1 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.2 Agreement of Purchase and Sale among Echelon Mall Joint Venture, Echelon Acquisition, LLC and PR Echelon Limited Partnership, dated as of March 7, 2003, filed as Exhibit 2.2 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.3 Agreement of Purchase and Sale between Gallery at Market East, LLC and PR Gallery I Limited Partnership, dated as of March 7, 2003, filed as
                           Exhibit 2.3 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.4 Agreement of Purchase and Sale among The Rouse Company of Nevada, LLC, The Rouse Company of New Jersey, LLC and PR Moorestown Limited Partnership, dated as of March 7, 2003, filed as Exhibit 2.4 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.5 Agreement of Purchase and Sale between Plymouth Meeting Property, LLC and PR Plymouth Meeting Limited Partnership, dated as of March 7, 2003, filed as
                           Exhibit 2.5 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.6 Agreement of Purchase and Sale between The Rouse Company, L.P. and PR Exton Limited Partnership, dated as of March 7, 2003, filed as Exhibit 2.6 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.7 First Amendment to Agreement of Purchase and Sale Plymouth Meeting Mall, dated as of April 28, 2003, by and between Plymouth Meeting Property, LLC and PR Plymouth Meeting Limited Partnership, filed as
                           Exhibit 2.7 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  2.8 First Amendment to Agreement of Purchase and Sale Echelon Mall, dated as of April 28, 2003, by and between Echelon Mall Joint Venture, Echelon Acquisition, LLC and PR Echelon Limited Partnership, filed as Exhibit 2.8 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  2.9+ Contribution Agreement, dated as of April 22, 2003, among Pennsylvania Real Estate Investment Trust, PREIT Associates, L.P. and the persons and entities named therein and the joinder to the contribution agreement, filed as Exhibit 2.9 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  2.10+ Call and Put Option Agreement, dated as of April 28, 2003, among PREIT Associates, L.P., PR New Castle LLC, Pan American Associates and Ivyridge Investment Corp, filed as Exhibit 2.10 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.1 Agreement of Purchase and Sale between New Castle Associates and Christiana Mall, LLC, dated as of March 7, 2003, filed as Exhibit 10.72 to PREIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  10.2 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Cherry Hill
                           Mall), filed as Exhibit 10.2 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.3 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of Gallery at Market East, LLC and its affiliates, including The Rouse Company, L.P. (relating to The Gallery at Market
                           East), filed as Exhibit 10.3 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.4 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Moorestown
                           Mall), filed as Exhibit 10.4 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.5 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Exton Square
                           Mall), filed as Exhibit 10.5 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.6 Security Agreement, dated as of April 28, 2003, by Pan American Associates and Ivyridge Investment Corp. in favor of PREIT Associates, L.P, filed as Exhibit
                           10.6 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.7 Amended and Restated Agreement of Limited Partnership of New Castle Associates, dated as of April 28, 2003, among PR New Castle LLC, as general partner, and PREIT Associates, L.P., Pan American Associates and Ivyridge Investment Corp., as limited partners, filed as Exhibit 10.7 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.8 Registration Rights Agreement, dated as of April 28, 2003, between Pennsylvania Real Estate Investment Trust and Pan American Associates, filed as Exhibit
                           10.8 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.9 Registration Rights Agreement, dated as of April 28, 2003, among Pennsylvania Real Estate Investment Trust, The Albert H. Marta Revocable Inter Vivos Trust, Marta Holdings I, L.P. and Ivyridge Investment Corp, filed as Exhibit 10.9 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.10 Termination of Management and Leasing Agreement, dated as of April 28, 2003, between New Castle Associates and PREIT-RUBIN, Inc, filed as Exhibit
                           10.10 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.11 Leasing and Management Agreement, dated as of April 28, 2003, between New Castle Associates and PREIT-RUBIN, Inc, filed as Exhibit 10.11 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.12+ Credit Agreement dated as of April 23, 2003 by and among PREIT Associates, L.P., Pennsylvania Real Estate Investment Trust and Wells Fargo Bank, National Association, as agent, filed as Exhibit
                           10.12 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.13+ Revolving Note, dated April 23, 2003, in the principal amount of $25,000,000 issued by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association, filed as Exhibit 10.13 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.14+ Term Note, dated April 23, 2003, in the principal amount of $175,000,000 issued by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association, filed as Exhibit 10.14 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.15+ Guaranty Agreement, dated as of April 23, 2003, by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association, filed as Exhibit 10.15 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.16+ Second Amendment to that certain Credit Agreement dated as of December 28, 2000 as further amended as of April 23, 2003, by Pennsylvania Real Estate Investment Trust, each of the Guarantors thereto and Wells Fargo Bank, National Association, as agent, filed as Exhibit 10.16 to PREIT's Current Report on Form 8-K dated April 28, 2003 and filed May 13, 2003 is incorporated herein by reference.

                  10.17 Letter agreement between Lehman Brothers Bank, FSB and Moorestown Mall LLC dated June 3, 2003 filed as
                           Exhibit 10.17 to PREIT's Current Report on Form 8-K/A dated April 28, 2003 and filed June 20, 2003 is incorporated herein by reference.

                  10.18 Promissory Note, dated June 3, 2003, in the principal amount of $64,250,000 issued by Moorestown Mall LLC in favor of Lehman Brothers Bank, FSB filed as
                           Exhibit 10.18 to PREIT's Current Report on Form 8-K/A dated April 28, 2003 and filed June 20, 2003 is incorporated herein by reference.

                  10.19 Promissory Note, dated May 30, 2003, in the principal amount of $70,000,000 issued by PR North Dartmouth LLC in favor of Lehman Brothers Holdings, Inc. filed as Exhibit 10.19 to PREIT's Current Report on Form 8-K/A dated April 28, 2003 and filed June 20, 2003 is incorporated herein by reference.

                  23*      Consent of KPMG LLP.

                  *Filed herewith.

                  + Pursuant to Item 601(b)(2) of Regulation S-K, certain
                    exhibits and schedules have been omitted, copies of which will be furnished to the SEC upon request.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
                                    CONTENTS

                                                                                       Page
                                                                                       ----



Independent Auditors' Report - Subject Properties - First Close                        F-2

Combined Statements of Revenues and Certain Expenses of Subject
     Properties - First Close for the Year Ended December 31, 2002 and for
     the Three-Month Period Ended March 31, 2003 (unaudited)                           F-3

Notes to Combined Statements of Revenues and Certain Expenses of
     Subject Properties - First Close                                                  F-4

Independent Auditors' Report - Subject Properties - Second Close                       F-6

Combined Statements of Revenues and Certain Expenses of Subject
     Properties - Second Close for the Year Ended December 31, 2002 and for
     the Three-Month Period Ended March 31, 2003 (unaudited)                           F-7

Notes to Combined Statements of Revenues and Certain Expenses of
     Subject Properties - First Close                                                  F-8

Independent Auditors' Report - Cherry Hill Mall                                        F-10

Statements of Revenues and Certain Expenses of Cherry Hill Mall for the Years
     Ended December 31, 2002, 2001 and 2000 and for the Three-Month Period Ended
     March 31, 2003 (unaudited)                                                        F-11

Notes to Statements of Revenues and Certain Expenses of Cherry Hill Mall               F-12

                          Independent Auditors' Report




The Board of Directors
Pennsylvania Real Estate Investment Trust


We have audited the accompanying combined statement of revenues and certain expenses of the Subject Properties - First Close, as defined in note 1, for the year ended December 31, 2002. This combined financial statement is the responsibility of management of the Subject Properties - First Close. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

As described in note 2, the accompanying combined statement of revenues and certain expenses excludes certain expenses that would not be comparable with those resulting from the proposed future operations of the Subject Properties - First Close. The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the Subject Properties
- First Close revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses (described in note 2) of the Subject Properties - First Close for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying combined statement of revenues and certain expenses for the three-month period ended March 31, 2003 was not audited by us and, accordingly, we do not express an opinion on it.


/s/ KPMG LLP
-------------------
Baltimore, Maryland
April 29, 2003

                        SUBJECT PROPERTIES - FIRST CLOSE


              Combined Statements of Revenues and Certain Expenses

             Three-Month Period Ended March 31, 2003 (unaudited) and
                          Year Ended December 31, 2002

                                 (in thousands)


                                                              Three-Month Period      Year Ended
                                                             Ended March 31, 2003  December 31, 2002
                                                            ---------------------  -----------------
                                                                (Unaudited)
Revenues:
    Minimum rents                                                $ 6,355               $25,293
    Percentage rents                                                 215                   934
    Temporary tenant rents                                           348                 2,035
    Charges for common facilities                                  2,325                 7,520
    Charges for heating, ventilating and air conditioning            175                   963
    Charges for light and power                                      492                 2,081
    Charges for real estate taxes                                    597                 2,605
    Charges for other recoverable expenses                           321                 1,128
    Lease terminations                                                84                 1,886
    Other                                                            235                   710
                                                                 -------               -------
                                                                  11,147                45,155
                                                                 -------               -------
Certain expenses:
    On-site and other management costs                               117                   627
    Other general and administrative expenses                        293                 1,239
    Temporary tenant expenses                                        159                   739
    Marketing expenses                                                63                   279
    Common facilities expenses                                     2,251                 6,932
    Heating, ventilating and air conditioning expenses               119                   554
    Tenant light and power expenses                                  399                 1,866
    Real estate taxes                                                853                 3,311
    Other recoverable expenses                                       295                 1,303
    Building maintenance expenses                                     25                    54
    Ground rent expenses                                             188                   302
                                                                 -------               -------
                                                                   4,762                17,206
                                                                 -------               -------
              Revenues in excess of certain expenses             $ 6,385               $27,949
                                                                 =======               =======









        The accompanying notes are an integral part of these statements.

                        SUBJECT PROPERTIES - FIRST CLOSE

          Notes to Combined Statements of Revenues and Certain Expenses

            Three-Month Period Ended March 31, 2003 (unaudited) and
                          Year Ended December 31, 2002


(1)    Background

       In March 2003, Pennsylvania Real Estate Investment Trust ("PREIT") agreed to purchase six shopping malls owned by The Rouse Company ("Rouse"). Five of the properties were acquired directly from Rouse in two closings. The first closing included Exton Square in Exton, Pennsylvania, The Gallery at Market East in Philadelphia, Pennsylvania and Moorestown Mall in Moorestown, New Jersey. These properties are collectively referred to as the Subject Properties - First Close. The second closing included Plymouth Meeting in Plymouth Meeting, Pennsylvania and Echelon Mall in Voorhees, New Jersey. PREIT acquired its interest in Cherry Hill Mall in Cherry Hill, New Jersey indirectly, through New Castle Associates, a related party of PREIT that acquired the property from Rouse.

(2)    Summary of Significant Accounting Policies and Other Matters

       (a)    Basis of Presentation

              The accompanying combined statements of revenues and certain expenses relate to the Subject Properties - First Close and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by PREIT in the proposed future operations of the Subject Properties - First Close, have been excluded. Expenses excluded consist of management fees, mortgage interest and depreciation and amortization.

              The combined statement of revenue and certain expenses for the three-month period ended March 31, 2003 is unaudited; however, in the opinion of management of the Subject Properties - First Close, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results for the full year.

       (b)    Minimum Rents

              The straight-line basis is used to recognize minimum rent revenues under leases, which provide for varying rents over their terms.

                        SUBJECT PROPERTIES - FIRST CLOSE

          Notes to Combined Statements of Revenues and Certain Expenses

(2)    Summary of Significant Accounting Policies and Other Matters, Continued

       (c)    Percentage Rents

              Percentage rent revenues are considered earned when a tenant's sales exceed the minimum annual sales volume required for percentage rent under the terms of the lease agreement.

       (d)    Management Costs

              Management expense includes administrative costs incurred by Rouse which are allocated to subsidiaries and affiliates based primarily on their respective revenues and certain other expenses incurred in the operation of the retail center. These expenses include on-site management costs, leasing costs and certain off-site accounting and other services.

              Management and other costs allocated from Rouse aggregated approximately $267,000 for the three-month period ended March 31, 2003 and $1,228,000 for the year ended December 31, 2002. Substantially all of these costs were recorded in other management costs and common facilities expenses.


       (e)    Use of Estimates

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)    Tenant Leases

       Space in the Subject Properties - First Close is leased to approximately 310 tenants. In addition to minimum rents, the majority of the leases provide for percentage rents when the tenants' sales volumes exceed stated amounts as well as other rents which reimburse the Subject Properties - First Close for certain of their operating expenses.

       The total minimum rents to be received from tenants under noncancellable operating leases in effect at December 31, 2002, relating to the Subject Properties - First Close, are as follows (in thousands):



              2003                             $ 24,359
              2004                               22,331
              2005                               20,667
              2006                               17,460
              2007                               15,996
              Subsequent to 2007                 41,194
                                               --------

                  Total                        $142,007
                                               ========

                          Independent Auditors' Report




The Board of Directors
Pennsylvania Real Estate Investment Trust


We have audited the accompanying combined statement of revenues and certain expenses of the Subject Properties - Second Close, as defined in note 1, for the year ended December 31, 2002. This combined financial statement is the responsibility of management of the Subject Properties - Second Close. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

As described in note 2, the accompanying combined statement of revenues and certain expenses excludes certain expenses that would not be comparable with those resulting from the proposed future operations of the Subject Properties - Second Close. The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the Subject Properties
- Second Close revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses (described in note 2) of the Subject Properties - Second Close for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying combined statement of revenues and certain expenses for the three-month period ended March 31, 2003 was not audited by us and, accordingly, we do not express an opinion on it.



/s/ KPMG LLP
-------------------
Baltimore, Maryland
April 29, 2003

                        SUBJECT PROPERTIES - SECOND CLOSE

              Combined Statements of Revenues and Certain Expenses

             Three-Month Period Ended March 31, 2003 (unaudited) and
                          Year Ended December 31, 2002

                                 (in thousands)

                                                              Three-Month Period Ended              Year Ended
                                                                    March 31, 2003               December 31, 2002
                                                              --------------------------         -----------------
                                                                     (Unaudited)
Revenues:
    Minimum rents                                                       $ 3,660                       $15,115
    Percentage rents                                                         79                           294
    Temporary tenant rents                                                  133                           948
    Charges for common facilities                                         1,597                         5,318
    Charges for heating, ventilating and air conditioning                   323                         1,530
    Charges for light and power                                             498                         1,994
    Charges for real estate taxes                                           538                         2,276
    Charges for other recoverable expenses                                  158                           710
    Lease terminations                                                        -                           742
    Other                                                                   134                           708
                                                                        -------                       -------
                                                                          7,120                        29,635
                                                                        -------                       -------
Certain expenses:
    On-site and other management costs                                      100                           535
    Other general and administrative expenses                               139                         1,021
    Temporary tenant expenses                                                62                           268
    Marketing expenses                                                       48                           186
    Common facilities expenses                                            1,920                         5,852
    Heating, ventilating and air conditioning expenses                      302                         1,211
    Tenant light and power expenses                                         439                         1,957
    Real estate taxes                                                       867                         3,464
    Other recoverable expenses                                              182                           677
    Building maintenance expenses                                            79                            71
    Ground rent expenses                                                    215                           874
                                                                        -------                       -------
                                                                          4,353                        16,116
                                                                        -------                       -------
              Revenues in excess of certain expenses                    $ 2,767                       $13,519
                                                                        =======                       =======








        The accompanying notes are an integral part of these statements.

                        SUBJECT PROPERTIES - SECOND CLOSE

          Notes to Combined Statements of Revenues and Certain Expenses

             Three-Month Period Ended March 31, 2003 (unaudited) and
                          Year Ended December 31, 2002



(1)    Background

       In March 2003, Pennsylvania Real Estate Investment Trust ("PREIT") agreed to purchase six shopping malls owned by The Rouse Company ("Rouse"). Five of the properties were acquired directly from Rouse in two closings. The first closing included Exton Square in Exton, Pennsylvania, The Gallery at Market East in Philadelphia, Pennsylvania and Moorestown Mall in Moorestown, New Jersey. The second closing included Plymouth Meeting in Plymouth Meeting, Pennsylvania and Echelon Mall in Voorhees, New Jersey. Plymouth Meeting and Echelon Mall are collectively referred to as the Subject Properties - Second Close. PREIT acquired its interest in Cherry Hill Mall in Cherry Hill, New Jersey indirectly, through New Castle Associates, a related party of PREIT that acquired the property from Rouse.

(2)    Summary of Significant Accounting Policies and Other Matters

       (a)    Basis of Presentation

              The accompanying combined statements of revenues and certain expenses relate to the Subject Properties - Second Close and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by PREIT in the proposed future operations of the Subject Properties - Second Close, have been excluded. Expenses excluded consist of management fees, mortgage interest, depreciation and amortization, and provision for impairment loss.

              The combined statement of revenue and certain expenses for the three-month period ended March 31, 2003 is unaudited; however, in the opinion of management of the Subject Properties - Second Close, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results for the full year.

       (b)    Minimum Rents

              The straight-line basis is used to recognize minimum rent revenues under leases which provide for varying rents over their terms.

                        SUBJECT PROPERTIES - SECOND CLOSE

          Notes to Combined Statements of Revenues and Certain Expenses

(2)    Summary of Significant Accounting Policies and Other Matters, Continued

       (c)    Percentage Rents

              Percentage rent revenues are considered earned when a tenant's sales exceed the minimum annual sales volume required for percentage rent under the terms of the lease agreement.

       (d)    Management Costs

              Management expense includes administrative costs incurred by Rouse which are allocated to subsidiaries and affiliates based primarily on their respective revenues and certain other expenses incurred in the operation of the retail center. These expenses include on-site management costs, leasing costs and certain off-site accounting and other services.

              Management and other costs allocated from Rouse aggregated approximately $194,000 for the three-month period ended March 31, 2003 and $885,000 for the year ended December 31, 2002. Substantially all of these costs were recorded in other management costs and common facilities expenses.


       (e)    Use of Estimates

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)    Tenant Leases

       Space in the Subject Properties - Second Close is leased to approximately 230 tenants. In addition to minimum rents, the majority of the leases provide for percentage rents when the tenants' sales volumes exceed stated amounts as well as other rents which reimburse the Subject Properties - Second Close for certain of their operating expenses.

       The total minimum rents to be received from tenants under noncancellable operating leases in effect at December 31, 2002, relating to the Subject Properties - Second Close, are as follows (in thousands):


              2003                           $13,459
              2004                            12,218
              2005                            10,540
              2006                             8,602
              2007                             7,319
              Subsequent to 2007              14,689
                                             -------

                     Total                   $66,827
                                             =======

                          Independent Auditors' Report



The Board of Directors
Pennsylvania Real Estate Investment Trust


We have audited the accompanying statements of revenues and certain expenses of Cherry Hill Mall for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of management of Cherry Hill Mall. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements of revenues and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenues and certain expenses. We believe that our audits provide a reasonable basis for our opinion.

As described in note 2, the accompanying statements of revenues and certain expenses exclude certain expenses that would not be comparable with those resulting from the proposed future operations of Cherry Hill Mall. The accompanying statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and are not intended to be a complete presentation of Cherry Hill Mall's revenues and expenses.

In our opinion, the statements referred to above present fairly, in all material respects, the revenues and certain expenses (described in note 2) of Cherry Hill Mall for the years ended December 31, 2002, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying statement of revenues and certain expenses for the three-month period ended March 31, 2003 was not audited by us and, accordingly, we do not express an opinion on it.



/s/ KPMG LLP
-------------------
Baltimore, Maryland
April 29, 2003

                                CHERRY HILL MALL


                   Statements of Revenues and Certain Expenses

       Three-Month Period Ended March 31, 2003 (unaudited) and Years Ended
                        December 31, 2002, 2001 and 2000

                                 (in thousands)

                                                      Three-Month
                                                      Period ended
                                                     March 31, 2003               Year ended December 31,
                                                     --------------     ------------------------------------------
                                                      (Unaudited)          2002            2001             2000
                                                                           ----            ----             ----
Revenues:
    Minimum rents                                       $ 4,358          $16,862          $15,057          $14,625
    Percentage rents                                        203              355              465              291
    Temporary tenant rents                                  215            1,307            1,122            1,045
    Charges for common facilities                         1,426            4,294            3,677            3,380
    Charges for heating, ventilating  and air
      conditioning                                          213            1,071            1,268              923
    Charges for light and power                             250            1,183            1,070            1,307
    Charges for real estate taxes                         1,032            3,963            3,482            3,371
    Charges for other recoverable  expenses                 168              500              295              460
    Lease terminations                                        -               10              445                -
    Other                                                   219              461              631              368
                                                        -------          -------          -------          -------
                                                          8,084           30,006           27,512           25,770
                                                        -------          -------          -------          -------
Certain expenses:
    On-site and other management costs                       45              233              377              320
    Other general and administrative  expenses              155              316              265              254
    Temporary tenant expenses                                51              193              173              162
    Marketing expenses                                       55              177              211              215
    Common facilities expenses                            1,106            3,625            3,137            2,843
    Heating, ventilating and air conditioning
      expenses                                              108              581              840              540
    Tenant light and power expenses                         209            1,094              926            1,220
    Real estate taxes                                     1,270            4,524            4,202            4,026
    Other recoverable expenses                              151              512              279              424
    Building maintenance expenses                            13               89               75              175
                                                        -------          -------          -------          -------
                                                          3,163           11,344           10,485           10,179
                                                        -------          -------          -------          -------
    Revenues in excess of certain expenses              $ 4,921          $18,662          $17,027          $15,591
                                                        =======          =======          =======          =======








        The accompanying notes are an integral part of these statements.

                                CHERRY HILL MALL

              Notes to Statements of Revenues and Certain Expenses

             Three-Month Period Ended March 31, 2003 (unaudited) and

                  Years Ended December 31, 2002, 2001 and 2000



(1)    Background

       In March 2003, Pennsylvania Real Estate Investment Trust ("PREIT") agreed to purchase six shopping malls owned by The Rouse Company ("Rouse"). Five of the properties were acquired directly from Rouse in two closings. The first closing included Exton Square in Exton, Pennsylvania, The Gallery at Market East in Philadelphia, Pennsylvania and Moorestown Mall in Moorestown, New Jersey. The second closing included Plymouth Meeting in Plymouth Meeting, Pennsylvania and Echelon Mall in Voorhees, New Jersey. PREIT acquired its interest in Cherry Hill Mall in Cherry Hill, New Jersey indirectly, through New Castle Associates, a related party of PREIT that acquired the property from Rouse.

(2)    Summary of Significant Accounting Policies and Other Matters

       (a)    Basis of Presentation

              The accompanying combined statements of revenues and certain expenses relate to Cherry Hill Mall and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, they are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by PREIT in the proposed future operations of Cherry Hill Mall, have been excluded. Expenses excluded consist of management fees, mortgage interest and depreciation and amortization.

              The combined statement of revenue and certain expenses for the three-month period ended March 31, 2003 is unaudited; however, in the opinion of management of Cherry Hill Mall, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results for the full year.

       (b)    Minimum Rents

              The straight-line basis is used to recognize minimum rent revenues under leases which provide for varying rents over their terms.

                                CHERRY HILL MALL

              Notes to Statements of Revenues and Certain Expenses


(2)     Summary of Significant Accounting Policies and Other Matters, Continued

       (c)    Percentage Rents

              Percentage rent revenues are considered earned when a tenant's sales exceed the minimum annual sales volume required for percentage rent under the terms of the lease agreement.

       (d)    Management Costs

              Management expense includes administrative costs incurred by Rouse which are allocated to subsidiaries and affiliates based primarily on their respective revenues and certain other expenses incurred in the operation of the retail center. These expenses include on-site management costs, leasing costs and certain off-site accounting and other services.

              Management and other costs allocated from Rouse aggregated approximately $90,000 for the three-month period ended March 31, 2003 and $422,000, $459,000 and $404,000 for the years ended
              December 31, 2002, 2001 and 2000, respectively. Substantially all of these costs were recorded in other management costs and common facilities expenses.


       (e)    Use of Estimates

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)    Tenant Leases

       Space in Cherry Hill Mall is leased to approximately 160 tenants. In addition to minimum rents, the majority of the leases provide for percentage rents when the tenants' sales volumes exceed stated amounts as well as other rents which reimburse Cherry Hill Mall for certain of their operating expenses.

       The minimum rents to be received from tenants under noncancellable operating leases in effect at December 31, 2002, are as follows (in thousands):

              2003                         $17,610
              2004                          15,575
              2005                          13,669
              2006                          12,095
              2007                          10,411
              Subsequent to 2007            25,730
                                           -------

                     Total                 $95,090
                                           =======